EXHIBIT 24

                      POWER OF ATTORNEY
                        GIVEN BY THE
                    OFFICERS AND DIRECTORS
                      OF THE REGISTRANT

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that as of March 12,
1997, each person whose signature appears below constitutes and appoints Mr. William S. Lance and Mr. J. David Lombardi, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/ or officer of First National Community Bancorp), to sign any or all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Louis A. DeNaples                  /s/ J. David Lombardi
---------------------------            -----------------------
Louis A. DeNaples                      J. David Lombardi
Chairman/ Director                     President/ CEO/ Director
March 12, 1997                         March 12, 1997

/s/ Michael J. Cestone, Jr.            /s/ Angelo F. Bistocchi
---------------------------            -----------------------
Michael J. Cestone, Jr.                Angelo F. Bistocchi
Secretary/Director                     Director
March 12, 1997                         March 12, 1997

/s/ Michael G. Cestone                 /s/ Dominick L. DeNaples
--------------------------             ------------------------
Michael G. Cestone                     Dominick L. DeNaples
Director                               Director
March 12, 1997                         March 12, 1997

/s/ Joseph J. Gentile                  /s/ Martin F. Gibbons
-------------------------              ------------------------
Joseph J. Gentile                      Martin F. Gibbons
Director                               Director
March 12, 1997                         March 12, 1997

/s/ Joseph O. Haggerty                 /s/ George N. Juba
-------------------------               ------------------------
Joseph O. Haggerty                     George N. Juba
Director                               Director
March 12, 1997                         March 12, 1997

/s/ John R. Thomas                     /s/ William S. Lance
-------------------------              -------------------------
John R. Thomas                         William S. Lance
Director                               Senior Vice President/
March 12, 1997                         Chief Accounting &
                                       Financial Officer
                                       March 12, 1997

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